Supplement Dated February 27, 2007

To

Timothy Plan Prospectus

Dated May 1, 2006

The following amendment is being made to the Prospectus of the Timothy Plan, dated May 1, 2006. All portions of the Prospectus not specifically amended by this Supplement or pursuant to previously filed supplements shall remain in full force and effect.

Effective February 27, 2007, all share classes of the Timothy Plan Patriot Fund will be closed to new investors. Further, additional purchases of any class of shares by current Fund shareholders will also be prohibited as of that same date. This action is being taken because at its regular quarterly meeting held on February 23, 2007, the Board of Trustees of the Timothy Plan voted to close the Patriot Fund and wind up its affairs. The Fund will close on or about April 30, 2007.